UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)              December 1, 2005
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

            On December 1, 2005, the Board of Directors of Unisys Corporation amended Articles II (Directors) and IV (Officers) of the company's Bylaws to provide that the Chairman of the Board may, but is not required to, be an officer of the company. Prior to such amendments, the Bylaws designated the Chairman of the Board as an officer of the company. The Bylaws, as amended through December 1, 2005, are attached as Exhibit 3.


Item 9.01.  Financial Statements and Exhibits

    (d) The following Exhibit is filed herewith:

         3     Bylaws of Unisys Corporation, as amended through December 1, 2005

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: December 2, 2005                            By: /s/ Nancy Straus Sundheim
                                                      -------------------------
                                                      Nancy Straus Sundheim
                                                      Senior Vice President,
                                                      General Counsel and
                                                      Secretary

                              EXHIBIT INDEX
                              -------------


Exhibit
No.
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   3       Bylaws of Unisys Corporation, as amended through December 1, 2005.